SUPPLEMENT DATED JULY 1, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

REAL ESTATE PORTFOLIO CLASS I & P SHARES DATED MAY 1, 2016

This supplement revises the Real Estate Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement were effective on June 30, 2016. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following sentence was added as the second to last sentence of the first paragraph:

The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries.

In the Principal Risks subsection, Industry Concentration Risk was replaced with the following:

•	Industry Concentration Risk: Concentrating investments in a single industry and related industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund concentrates in securities of companies in real estate and related industries, the Fund may perform poorly during a downturn in those industries.